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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ==============

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


      Date of report (date of earliest event reported): December 16, 1997

                            ARV ASSISTED LIVING, INC.
               (Exact name of Registrant as specified in charter)


           CALIFORNIA                                         33-0160968
(State or other jurisdiction of         000-26980           (I.R.S. Employer
         incorporation)         (Commission File Number)  Identification Number)


        245 FISCHER AVENUE                                            92626
             SUITE D-1                                              (Zip Code)
       COSTA MESA, CALIFORNIA
(Address of principal executive offices)



       Registrant's telephone number, including area code: (714) 751-7400


                                      None
          (Former name or former address, if changed since last report)


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        ITEM 5: OTHER EVENTS

        On December 16, 1997, ARV Assisted Living, Inc. (the "Company") announced that Lawrence B. Murphy will not be joining the Company as its new President and Chief Operating Officer. Mr. Murphy cited family and health considerations as reasons for his decision to remain with Marriott rather than to join the Company. The Company also announced that John A. Booty will continue as interim President of the Company.

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        ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                AND EXHIBITS.

                (a)  Exhibits

        NUMBER       EXHIBIT
        ------       -------

         99.1 Press Release dated December 16, 1997 relating to the announcement that Lawrence B. Murphy will not be joining the Company as its new President and Chief Executive Officer.



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                               SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  December 30, 1997              ARV ASSISTED LIVING, INC.


                                      By: /s/ SHEILA M. MULDOON
                                         --------------------------------------
                                                   Sheila M. Muldoon
                                          Vice President and General Counsel

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